                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: August 8, 1997

                    CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1

    A New York                 Commission File             I.R.S. Employer
    Corporation                No. 333-08645               No. 13-7097632

                          c/o AT&T Capital Corporation
               44 Whippany Road, Morristown, New Jersey 07962-1983

                         Telephone Number (973) 397-3000

Item 5.  Other Events

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 08/08/97                         PAYMENT DATE:  08/15/97
COLLECTION PERIOD:  07/31/97


I.       INFORMATION REGARDING THE CONTRACTS

    1.   CONTRACT POOL PRINCIPAL BALANCE

         a.  Beginning of Collection Period                                           $2,108,515,996.63
         b.  End of Collection Period                                                 $2,014,497,955.10
         c.  Reduction for Collection Period                                          $   94,018,041.53

    2.   DELINQUENT SCHEDULED PAYMENTS

         a.  Beginning of Collection Period                                           $   39,329,819.17
         b.  End of Collection Period                                                 $   34,605,420.00

  LIQUIDATED CONTRACTS

         a.  Number of Liquidated Contracts with respect to Collection Period                 863
         b.  Required Payoff Amounts of Liquidated Contracts                          $     4,860,759.92
         c.  Total Reserve for Liquidation Expenses                                   $             0.00
         d.  Total Liquidation Proceeds Received(1)                                   $       902,529.84
         e.  Liquidation Proceeds Allocated to Owner Trust                            $       768,757.84
         f.  Liquidation Proceeds Allocated to Depositor                              $       133,772.00
         g.  Current Realized Losses                                                  $     4,092,002.08

    4.   PREPAID CONTRACTS

         a.  Number of Prepaid Contracts with respect to Collection Period                      1,472
         b.  Required Payoff Amounts of Prepaid Contracts                             $     7,025,210.86

    5.   PURCHASED CONTRACTS (BY TCC)

         a.  Number of Contracts Purchased by TCC with respect to Collection Period                 0
         b.  Required Payoff Amounts of Purchased Contracts                           $             0.00

    (1) Net of any addition to reserve for liquidation expenses.


    6.   DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)






                    ------------------- -------------------- ------------------------- ----------------
                                                                                        % OF AGGREGATE
                        NUMBER OF              % OF              AGGREGATE REQUIRED     REQUIRED PAYOFF
                        CONTRACTS            CONTRACTS             PAYOFF AMOUNTS           AMOUNTS
                    ------------------- -------------------- ------------------------- ----------------
a.   Current             198,548                93.98%            1,940,035,902.76           94.68%

b.   31-60 days            6,910                 3.27%               63,662,313.02            3.11%

c.   61-90 days            2,618                 1.24%               18,473,802.41            0.90%

d.   91-120 days           1,374                 0.65%               10,936,931.37            0.53%

e.   120+ days             1,822                 0.86%               15,994,425.54            0.78%

f.   Total               211,272               100.00%           $2,049,103,375.10          100.00%

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 08/08/97                           PAYMENT DATE:  08/15/97
COLLECTION PERIOD: 07/31/97

    7.    HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS


------------------------------------------------------------------------------------------------------------
                     % of                    % of                     % of                    % of
              Aggregate Required       Aggregate Required      Aggregate Required       Aggregate Required
                 Payoff Amounts         Payoff Amounts           Payoff Amounts          Payoff Amounts
Collection        31-60 Days               61-90 Days             91-120 Days               120+ Days
Periods            Past Due                Past Due                 Past Due                Past Due
-------------------------------------------------------------------------------------------------------------
07/31/97              3.11%                 0.90%                     0.53%                   0.78%
06/30/97              3.53%                 0.90%                     0.57%                   0.69%
05/31/97              3.06%                 0.99%                     0.58%                   0.63%
04/30/97              2.99%                 1.08%                     0.47%                   0.64%
03/31/97              3.73%                 0.96%                     0.46%                   0.61%
02/28/97              3.70%                 0.97%                     0.55%                   0.55%
01/31/97              3.27%                 0.97%                     0.49%                   0.40%
12/31/96              4.10%                 0.96%                     0.39%                   0.20%
11/30/96              3.49%                 0.83%                     0.34%                   0.00%
10/31/96              2.90%                 0.64%                     0.01%                   0.01%




    8.    HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS


                                       ---------------   --------------- ---------------    ----------------
                                                          3 COLLECTION    6 COLLECTION
                                          July -97           PERIODS         PERIODS           CUMULATIVE
                                         COLLECTION          ENDING          ENDING              SINCE
                                           PERIOD           July -97        July -97          CUT-OFF DATE
                                       ---------------   --------------- ---------------    ----------------
a.   Number of Liquidated Contacts                863             2,163            4,716             5,770

b.   Number of Liquidated                       0.308%            0.771%           1.680%            2.056%
     Contracts as a Percentage
     of Initial Contracts

c.   Required Payoff Amounts of         $4,860,759.92    $12,570,241.70   $29,575,591.29    $34,817,230.20
     Liquidated Contracts

d.   Liquidation Proceeds Allocated       $768,757.84    $ 1,986,479.00    $3,312,410.49     $3,404,878.52
     to Owner Trust

e.   Aggregate Current Realized         $4,092,002.08    $10,583,762.70   $26,263,180.80    $31,412,351.68
     Losses

f.   Aggregate Current Realized                 0.128%            0.332%           0.825%            0.986%
     Losses as a Percentage of
     Cut-off Date Contract Pool
     Principal Balance


CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 08/08/97                        PAYMENT DATE:  08/15/97
COLLECTION PERIOD: 07/31/97

II.  INFORMATION REGARDING THE SECURITIES

    1.   SUMMARY OF BALANCE INFORMATION


------------------          ------------   ----------------------   ------------------      ------------------     ---------------
                                              Principal Balance       Class Factor  as      Principal  Balance     Class Factor as
                               Coupon       as of August 15, 1997   of August 15, 1997      as of July 15, 1997   of  July 15, 1997
 Class                          Rate            Payment Date           Payment Date            Payment Date         Payment Date
----------------------      ------------   ----------------------    -----------------      -------------------    ---------------
a.   Class A-1 Notes            5.60%          $15,004,943.04           0.01333773            $111,476,307.60       0.09909005

b.   Class A-2 Notes            5.95%         $695,000,000.00           1.00000000            $695,000,000.00       1.00000000

c.   Class A-3 Notes            6.11%         $659,000,000.00           1.00000000            $659,000,000.00       1.00000000

d.   Class A-4 Notes            6.28%         $400,220,000.00           1.00000000            $400,220,000.00       1.00000000

e.   Class B Notes              6.57%         $178,500,000.00           1.00000000            $178,500,000.00       1.00000000

f.   Equity Certificates        6.75%         $101,378,432.06           0.79506678            $103,649,508.20       0.81287784

g.   Total                       N.A.       $2,049,103,375.10           0.64331424          $2,147,845,815.80       0.67431434


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $2,049,103,375.10 and the CCA balance is $204,553,591.81.



    2.   MONTHLY PRINCIPAL AMOUNT

        a.  Principal Balance of Notes and Equity Certificates
            (End of Collection Period)                                                   $2,147,845,815.80

        b.  Contract Pool Principal Balance (End of Collection Period)                   $2,014,497,955.10

        c.  Monthly Principal Amount                                                     $  133,347,860.70

    3.   GROSS COLLECTIONS

        a.  Scheduled Payments Received                                                  $  102,143,263.24

        b.  Liquidation Proceeds Allocated to Owner Trust                                $      768,757.84

        c.  Required Payoff Amounts of Prepaid Contracts                                 $    7,025,210.86

        d.  Required Payoff Amounts of Purchased Contracts                               $            0.00

        e.  Proceeds of Clean-up Call                                                    $            0.00

        f.  Investment Earnings on Collection Account and Note Distribution Account      $      329,974.68

        g.  Extension Fees Allocated to Owner Trust                                      $       24,125.12

        h.  Total Gross Collections (sum of (a) through (g))                             $  110,291,331.74

    4.   DETERMINATION OF AVAILABLE FUNDS

        a.  Total Gross Collections                                                      $  110,291,331.74

        b.  Withdrawal from Cash Collateral Account                                      $    1,623,953.21

        c.  Total Available Funds                                                        $  111,915,284.95


CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 08/08/97                           PAYMENT DATE:  08/15/97
COLLECTION PERIOD: 07/31/97

5.   APPLICATION OF AVAILABLE FUNDS


    --------------------------------- -------------------------------- --------------------------------
                  ITEM                            AMOUNT                  REMAINING AVAILABLE FUNDS
    --------------------------------- -------------------------------- --------------------------------

     a.   Total Available Funds                                                    $111,915,284.95

     b.   Servicing Fee                        $ 2,196,370.83                       109,718,914.12

     c.   Interest on Notes:

           i)  Class A-1 Notes                     520,222.77                       109,198,691.35

          ii)  Class A-2 Notes                   3,446,041.67                       105,752,649.68

         iii)  Class A-3 Notes                   3,355,408.33                       102,397,241.35

          iv)  Class A-4 Notes                   2,094,484.67                       100,302,756.68

           v)  Class B Notes                       977,287.50                        99,325,469.18

     d.   Interest on Equity                       583,028.48                        98,742,440.70
             Certificates

     e.   Principal of Notes and
             Equity Certificates:

           i)  Class A-1 Notes                  96,471,364.56                         2,271,076.14

          ii)  Class A-2 Notes                           0.00                         2,271,076.14

         iii)  Class A-3 Notes                           0.00                         2,271,076.14

          iv)  Class A-4 Notes                           0.00                         2,271,076.14

           v)  Class B Notes                             0.00                         2,271,076.14

          vi)  Equity Certificates               2,271,076.14                                 0.00

     f.   Deposit to Cash                                0.00                                 0.00
             Collateral Account
     g.   Amount to be applied in                        0.00                                 0.00
             accordance with CCA
             Loan Agreement
     h.   Balance, if any, to Equity                     0.00                                 0.00
             Certificates


CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 08/08/97                           PAYMENT DATE:  08/15/97
COLLECTION PERIOD: 07/31/97

III.     INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

    1.   BALANCE RECONCILIATION


     ---------------------------------------------------                ---------------------------
                                                                                 August 1997
                            ITEM                                                PAYMENT DATE
     ---------------------------------------------------                ---------------------------
     a. Available Cash Collateral Amount (Beginning)                         $206,177,545.02

     b. Deposits to Cash Collateral Account                                             0.00

     c. Withdrawals from Cash Collateral Account                             $  1,623,953.21

     d. Releases of Cash Collateral Account Surplus                                     0.00
        (Excess, if any of (a) plus (b) minus (c)  over (f))

     e. Available Cash Collateral Amount (End)                               $204,553,591.81
        (Sum of (a) plus (b) minus (c) minus (d))

     f. Requisite Cash Collateral Amount                                     $207,040,000.00

     g. Cash Collateral Account Shortfall                                    $  2,486,408.19
        (Excess, if any, of (f) over (e))

    2. CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT

     a. For Payment Dates from, and including, the November 1996 Payment Date to, and including, the October 1997
        Payment Date

        1) Initial Cash Collateral Amount                                    $   207,040,000

     b. For Payment Dates from, and including, the November 1997 Payment Date until the Final Payment Date, the sum of

        1) 8% of the Contract Pool Principal Balance                                    0.00

        2) The Aggregate Principal Balance of the Notes
           and the Equity Certificate Balance less the
           Contract Pool Principal Balance                                              0.00

        3) Total                                                                        0.00

     c. Floor equal to the lesser of
        1) 2% of Cut-Off Date Contract Pool Principal
           Balance ($63,704,600); and

        2) the Aggregate Principal Balance of the Notes
           and the Equity Certificate Balance                                $    63,704,600

     d. Requisite Cash Collateral Amount                                     $   207,040,000


    3. CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS

         a. Interest Shortfalls                                                         0.00

         b. Principal Deficiency Amount                                      $  1,623,953.21

         c. Principal Payable at Stated Maturity Date of                                0.00
             Class of Notes or Equity Certificates

         d. Total Cash Collateral Account Withdrawals                        $  1,623,953.21

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 08/08/97                           PAYMENT DATE:  08/15/97
COLLECTION PERIOD: 07/31/97

IV.  INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES


-------------------    ---------------     --------------     ---------------  -------------  ----------------  --------------
   Distribution           Class A-1          Class A-2           Class A-3        Class A-4        Class B         Equity
     Amounts                Notes              Notes               Notes            Notes           Notes        Certificates
-------------------    ---------------     -------------      ---------------   ------------- ----------------  --------------
1. Interest Due         $   520,222.77     $3,446,041.67       $3,355,408.33     $2,094,484.67   $977,287.50     $  583,028.48

2. Interest Paid        $   520,222.77     $3,446,041.67       $3,355,408.33     $2,094,484.67   $977,287.50     $  583,028.48

3. Interest Shortfall            $0.00             $0.00               $0.00             $0.00         $0.00             $0.00
    ((1) minus (2))

4. Principal Paid       $96,471,364.56             $0.00               $0.00             $0.00         $0.00     $2,271,076.14

5. Total Distribution   $96,991,587.33     $3,446,041.67       $3,355,408.33     $2,094,484.67   $977,287.50     $2,854,104.62
    Amount
    ((2) plus (4))


CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 08/08/97                           PAYMENT DATE:  08/15/97
COLLECTION PERIOD: 07/31/97

V.   INFORMATION REGARDING OTHER POOL CHARACTERISTICS


--------------------------------                --------------------- --------------------
                                                      AS OF END          AS OF  END
                                                     OF JULY 97          OF JUNE 97
                                                     COLLECTION          COLLECTION
ITEM                                                   PERIOD              PERIOD

----------------------------------              --------------------- ---------------------
1.   ORIGINAL CONTRACT CHARACTERISTICS

    a. Original Number of Contracts                 280,634

    b. Cut-Off Date Contract Pool Principal         $3,185,229,329
       Balance

    c. Original Weighted Average Remaining          38.6 months
       Term

    d. Weighted Average Original Term               56.1 months


2.   CURRENT CONTRACT CHARACTERISTICS

    a. Number of Contracts                          211,272               219,087

    b. Average Contract                             $9,535.09             $9,624.10
       Principal Balance

    c. Weighted Average Remaining Term              32.6 months           33.1 months

 CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
 MONTHLY SERVICING REPORT
 DETERMINATION DATE: 08/08/97                           PAYMENT DATE: 08/15/97
 COLLECTION PERIOD: 07/31/97

VI.   Capita Equpiment Receivables Trust 1996-1 Prepayment Speeds


                            Since Issue
Period                          CPR
-----------------------    -------------
    0        Oct-96

    1        Nov-96           10.866%

    2        Dec-96            7.964%

    3        Jan-97            8.606%

    4        Feb-97            8.254%

    5        Mar-97            7.615%

    6      April-97            7.211%

    7        May-97            8.268%

    8       June-97            7.752%

    9        Jul-97            7.784%

   10        Aug-97            7.781%


                      Servicer Certificate

     The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of October 1, 1996 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1996-1, Antigua Funding Corporation, The Chase Manhattan Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on August 15, 1997.

     This Certificate shall constitute the Servicer's Certificate as required by
Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.

Glenn A. Votek
 ------------------------------
By: Glenn A. Votek

Vice President and Treasurer

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            AT&T CAPITAL CORPORATION

                            Glenn A. Votek
                            ------------------------------
                            By: Glenn A. Votek

                            Vice President and Treasurer

August 15, 1997